Exhibit 10.5

Amendment to Office Lease Agreement

Whereas this Office Lease Agreement is made by and between the undersigned on April 20, 2012, which has been attached hereto as exhibit 1 (hereinafter referred to as “6-7th Floor Lease”):

LANDLORD: Admiral Overseas Corporation (hereafter referred to as Party A); and

TENANT: Applied Optoelectronics Incorporated (AOI) Taiwan (hereafter referred to as Party B).

LEASED PREMISES: The 6-7th Floor Lease is entered between Party A and Party B for four units owned by Party A at 4F., No. 700, Zhongzheng Rd., Zhonghe Dist., New Taipei City, 6F-1~6F-5 and 7F-1~7F-5 plus six parking slots (Nos. 1482, 1484, 1576, 1577, 1580, and 1581) at B2 floor.

Both Parties now agree to amend the 4th Floor Lease as follows:

1.	Extend the 4th Floor Lease to be expired on March 31, 2015;
2.	At the time this amendment is entered, Party B issues twelve (12) checks covering the rents from April 1, 2014 to March 31, 2015 and administrative fees and parking slot cleaning fees for the extension period; the 12 checks are payable to Party A, with the twelve checks each payable to Party A for the period from April 1, 2014 to March 31, 2015 at the amount of 838,801 NT Dollars each;
3.	Party B also issue another check for air conditioner maintenance covering the period from April 1, 2014 to March 31, 2015 payable to Party A on April 1, 2014 at the amount of 107,520 NT Dollars;
4.	Unspecified matters in this amendment remains intact pursuant to the 6-7th Floor Lease; and
5.	This amendment is made in two copies, and both Party A and Party B shall retain one copy each as proof.

The undersigned:

Party A: Admiral Overseas Corporation

Person in charge: Li, Chao-Hsiung

/s/ Li, Chao-Hsiung

Business registration No.: 33115502

Address: 12F-3, No. 716, Zhongzheng Rd., Zhonghe Dist., New Taipei City

TEL: (02) 82273006

Party B: Applied Optoelectronics Incorporated (AOI) Taiwan

Person in charge: Lin, Chih-Hsiang

/s/ Lin, Chih-Hsiang

Business registration No.: 28410552

Address: 6F-1, No. 700, Zhongzheng Rd., Zhonghe Dist., New Taipei City

TEL: (02) 82279189

Date: August 28, 2013